UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/07/2011

INNOSPEC INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-13879

Delaware	98-0181725
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124
(Address of principal executive offices, including zip code)

011 44 151 355 3611
(Registrant’s telephone number, including area code)

Innospec Manufacturing Park, Oil Sites Road, Ellesmere Port, Cheshire, England, CH65 4EY
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Innospec Inc. announced by a press release dated September 7, 2011 that its Board of Directors had authorized an increase in the value of stock that the Company could repurchase under its Rule 10b5-1 and/or 10b-18 stock repurchase plan in 2011 to an aggregate of $40 million.

Item 9.01.    Financial Statements and Exhibits

The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: September 08, 2011	By:	/s/ Andrew Hartley
Andrew Hartley
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release announcing Stock Repurchase Program September 2011